Guarantees and purchase obligations	12 Months Ended
Dec. 31, 2021
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Guarantees and purchase obligations

38.  Guarantees and purchase obligations

At 31 December 2021, outstanding purchase commitments with respect to property, plant and equipment, inventory, advertising and sponsorship amount to TL 1,311,359 (31 December 2020: TL 840,208). Payments for these commitments will be made within 4 years.

The Group is contingently liable in respect of letters of guarantee obtained from banks and given to public institutions and private entities, and financial guarantees provided to subsidiaries amounting to TL 6,936,046 at 31 December 2021 (31 December 2020: TL 4,146,811).